Exhibit 23.1


                        Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" in the Registration Statement on Form S-3 and related Prospectus of AOL Time Warner Inc. for the registration of (i) its debt securities, preferred stock, series common stock, common stock and warrants, and (ii) the guarantees of the debt securities by America Online, Inc. ("America Online"), Time Warner Inc., Time Warner Companies, Inc. and Turner Broadcasting System, Inc., and to the incorporation by reference therein of our report dated July 20, 2000, with respect to the consolidated financial statements of America Online included in its Annual Report on Form 10-K for the year ended June 30, 2000, filed with the Securities and Exchange Commission.

                                                         /s/ Ernst & Young LLP

McLean, Virginia
January 23, 2001

                                                                  Exhibit 23.1



                       Consent of Independent Auditors



We consent to the reference to our firm under the caption "Experts" in the Registration Statement on Form S-3 and related Prospectus of AOL Time Warner Inc. ("AOL Time Warner") for the registration of (i) its debt securities, preferred stock, series common stock, common stock and warrants, and (ii) the guarantees of the debt securities by America Online, Inc., Time Warner Inc., Time Warner Companies, Inc. and Turner Broadcasting System, Inc., and to the incorporation by reference therein of our report dated January 18, 2001, with respect to the consolidated balance sheet of AOL Time Warner as of December 31, 2000, included in its Current Report on Form 8-K/A dated January 11, 2001, filed with the Securities and Exchange Commission.



                                                         /s/ Ernst & Young LLP

McLean, Virginia
January 23, 2001

                                                                  Exhibit 23.1




                       Consent of Independent Auditors



We consent to the reference to our firm under the caption "Experts" in the Registration Statement on Form S-3 and related Prospectus of AOL Time Warner Inc. for the registration of (i) its debt securities, preferred stock, series common stock, common stock and warrants, and (ii) the guarantees of the debt securities by America Online, Inc., Time Warner Inc. ("Time Warner"), Time Warner Companies, Inc. and Turner Broadcasting System, Inc., and to the incorporation by reference therein of our report dated February 2, 2000, with respect to the consolidated financial statements, schedule and supplementary information of Time Warner and the consolidated financial statements and schedule of Time Warner Entertainment Company, L.P. included in Time Warner's Annual Report on Form 10-K, as amended, for the year ended December 31, 1999, filed with the Securities and Exchange Commission.



                                                         /s/ Ernst & Young LLP

New York, New York
January 23, 2001